UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2018

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3720
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2018, Southcross Energy Partners, L.P. (“Southcross” or "SXE") announced its financial and operating results for the year ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  In addition, none of such information shall be incorporated by reference in any filing made by Southcross under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 8.01 Other Events.

To the extent required, the information included in Item 2.02 of this Current Report on Form 8-K is incorporated in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release of Southcross Energy Partners, L.P., dated March 1, 2018

Additional Information and Where to Find it

This filing includes information relating to a proposed business combination between American Midstream Partners, LP (“AMID”) and SXE. In connection with the proposed transaction, AMID has filed a proxy statement/prospectus with the SEC, which includes a final prospectus with respect to AMID common units to be issued in the proposed transaction and a definitive proxy statement of SXE with respect to the proposed transaction. This communication is not a substitute for the final proxy statement/prospectus or any other documents that AMID or SXE may file with the SEC or send to unitholders of SXE in connection with the proposed transaction.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SXE ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY AMID OR SXE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the final proxy statement/prospectus and other relevant documents filed or that will be filed by AMID or SXE free of charge at the SEC’s website, www.sec.gov. In addition, copies of any documents filed with the SEC may be obtained free of charge from SXE’s internet website for investors at http://investors.southcrossenergy.com, and from AMID’s investor relations website at http://www.americanmidstream.com/investor-relations/. Investors and security holders also may read and copy any reports, statements and other information filed by AMID and SXE with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Forward-Looking Statements

This filing may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding our future financial position, results, business strategy, guidance, distribution growth and plans and objectives of management for future operations, are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would”, “potential,” and similar terms and phrases to identify forward-looking statements in this filing. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Additional risks include the following: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of AMID to successfully integrate SXE’s operations and employees and realize anticipated synergies and cost savings, actions by third parties, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, and the ability to achieve revenue and other financial growth, and volatility in the price of oil, natural gas, and natural gas liquids and the credit market. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see AMID and SXE’s “Risk Factors” and other disclosures included in the definitive prospectus on Form 424B3 effective February 12, 2018 and their respective most recent reports on Form 10-K and Form 10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this filing. AMID and SXE undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this filing.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participation in the Solicitation of Votes

AMID and SXE and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Southcross Energy’s directors and executive officers is available in its most recent Annual Report on Form 10-K. Information regarding AMID’s directors and executive officers is available in its most recent Annual Report on Form 10-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: March 1, 2018	By:	/s/ Bret M. Allan
		Name:	Bret M. Allan
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Southcross Energy Partners, L.P., dated March 1, 2018